EXHIBIT 10.1
EXECUTION VERSION

AMENDMENT NO. 3 TO
MASTER REPURCHASE AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of July 21, 2023, amends that certain Master Repurchase Agreement, dated as of September 25, 2020 (as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of September 24, 2021, Amendment No. 2 to Master Repurchase Agreement, dated as of March 31, 2022, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Repurchase Agreement”), between Barclays Bank PLC, as buyer (“Buyer”) and Rocket Mortgage, LLC (formerly known as Quicken Loans, LLC), as seller (“Seller”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Repurchase Agreement.

WHEREAS, Seller provided written notice to Buyer that, effective on or about July 31, 2021, the Seller shall change its legal name from “Quicken Loans, LLC”, a Michigan limited liability company to “Rocket Mortgage, LLC”, a Michigan limited liability company; and
WHEREAS, the parties hereto desire to amend the Repurchase Agreement as described below.
NOW, THEREFORE, pursuant to the provisions of the Repurchase Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between Buyer and Seller as follows:
Section 1.Amendments. Effective as July 21, 2023, the Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in Exhibit A hereto.
Section 2.Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including, without limitation, the Upfront Commitment Fee (as defined in the Pricing Side Letter) and all reasonable fees and out of pocket costs and expenses of the legal counsel to Buyer incurred in connection with this Amendment, in accordance with Section 22(b) of the Repurchase Agreement.
Section 3.Effectiveness of Amendment. The parties hereto agree that this Amendment shall not be effective until the latest to occur of (a) the execution and delivery of (i) this Amendment by the parties hereto and (ii) Amendment No. 3 to Master Repurchase Agreement Pricing Side Letter, dated as of July 21, 2023, between Buyer and Seller and (b) the payment by Seller of the Upfront Commitment Fee in accordance with Section 2 of the Pricing Side Letter.
Section 4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Repurchase Agreement (or in any other document relating to the Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Repurchase Agreement shall be deemed to be references to such Repurchase Agreement as amended by this Amendment. This Amendment shall not be deemed

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to expressly or impliedly waive, amend or supplement any provision of the Repurchase Agreement other than as set forth herein.
Section 5.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 6.Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.
Section 7.Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
Section 8.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 9.Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested. The parties agree that this Amendment, any addendum, exhibit or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto, including but not limited to DocuSign.
[Signature Pages to Follow]

IN WITNESS WHEREOF, each undersigned party has caused this Amendment to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.
BARCLAYS BANK PLC, as Buyer

By:    /s/ Grace Park
Name: Grace Park
Title: Managing Director
Signature Page to Amendment No. 3 to Barclays-Rocket Mortgage Master Repurchase Agreement

ROCKET MORTGAGE, LLC,
as Seller

By:    /s/ Brian Brown
Name: Brian Brown
Title: Treasurer
Signature Page to Amendment No. 3 to Barclays-Rocket Mortgage Master Repurchase Agreement

EXHIBIT A